                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         FRONTIER NATIONAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[LOGO OF FRONTIER NATIONAL CORPORATION APPEARS HERE]
                                                                    May 18, 2001

To the Shareholders of
 FRONTIER NATIONAL CORPORATION

You are cordially invited to attend the Annual Meeting of Shareholders of Frontier National Corporation ("Frontier") to be held at 3:00 p.m. Central Daylight Time on Monday, June 11, 2001, at the B. B. Comer Memorial Library, 314 North Broadway, in Sylacauga, Alabama.

  At the meeting you will be asked to:

  . Elect the board of directors to serve until the next annual meeting of shareholders;

  . Ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal year 2001; and

  . Transact such other business as may properly come before the meeting or any adjournment thereof.

We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Our Annual Report, although not a part of these proxy materials, is also included to provide information about our activities and performance during 2000.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy in the postage-paid envelope enclosed for that purpose. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request.

    Very truly yours,


    /s/ Harry I. Brown, Jr.                     /s/ Steven R. Townson
    -----------------------                    -----------------------------
    Harry I. Brown, Jr.                        Steven R. Townson
    Chairman of the Board                      Vice-Chairman of the Board,
                                               President and
                                               Chief Executive Officer

                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 JUNE 11, 2001

  Notice is hereby given that the Annual Meeting of Shareholders of Frontier National Corporation will be held on June 11, 2001, at 3:00 p.m., Central Daylight Time, at the B. B. Comer Memorial Library, 314 North Broadway, Sylacauga, Alabama 35150, for the following purposes:

     1. To elect the board of directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

     2. To ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal year 2001.

     3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

  Only shareholders of record at the close of business on May 14, 2001 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ C. Randal Johnson

                                          C. Randal Johnson, Secretary

May 18, 2001


                            YOUR VOTE IS IMPORTANT

 WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE BALLOTING AND VOTE YOUR SHARES IN PERSON.

                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150

                                PROXY STATEMENT

                      FOR ANNUAL MEETING OF SHAREHOLDERS

  Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about May 18, 2001. Our annual report is not a part of this proxy statement.

  Frontier is a two-bank holding company with banks headquartered in Lanett and Sylacauga, Alabama. During 1999, the names of both Valley National Bank and First National--America's Bank were officially changed to Frontier National Bank. However, for clarity, we will refer to the banks as Valley National and First National in this proxy statement.

                     INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

  June 11, 2001, 3:00 p.m. Central Daylight Time.

Where will the annual meeting be held?

  B.B. Comer Memorial Library, 317 North Broadway, Sylacauga, Alabama 35150.

What items will be voted upon at the annual meeting?

  You will be voting upon the following matters:

  1. Election of Directors. To elect the board of directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

  2. Ratification of Auditors. To ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as our independent accountants and auditors for fiscal year 2001.

  3. Other Business. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Who can vote?

  You are entitled to vote your common stock if our records show that you held your shares as of the close of business on May 14, 2001, the record date.

  Each shareholder is entitled to one vote for each share of common stock held on May 14, 2001. On that date, there were 3,497,497 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

  If you sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of Frontier's auditors, you may vote "for" or "against" or you may "abstain" from voting.

  If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "for" the election of the nominees for directors and "for" the ratification of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's auditors.

  The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

  You can change or revoke your proxy at any time before it is voted at the annual meeting by:

  1. submitting another proxy with a more recent date than that of the proxy first given; or

  2. attending the annual meeting and voting in person, although attendance by itself will not revoke a previously granted proxy; or

  3. sending written notice of revocation to our corporate secretary C. Randal Johnson at Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.

If I return my proxy can I still attend the annual meeting?

  You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope, so that your shares will be represented at the annual meeting. However, returning a proxy does not affect your right to attend the annual meeting and vote your shares in person.

How many votes are required?

  If a quorum is present at the annual meeting,

  . the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

  . the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a "quorum" for the meeting?

  A majority of the outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Who pays for the solicitation of proxies?

  This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Frontier. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Frontier who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection. We have retained The Trust Company of Sterne, Agee & and Leach, Inc. to assist in the solicitation for a fee of approximately $500 plus reasonable out-of-pocket expenses.

When are shareholders proposals for the 2002 annual meeting due?

  Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2002 must be received by Frontier's Secretary no later than January 13, 2002. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

  If a shareholder, rather than placing a proposal in our proxy as discussed above, commences his or her own proxy solicitation for the 2002 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Frontier of such proposal at the address above by or before April 3, 2002. If notice is not received by this date, Frontier may exercise discretionary voting authority as to that matter under proxies solicited for the 2002 annual meeting.

-------------------------------------------------------------------------------
                       PROPOSAL 1. ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

  At the annual meeting, the board of directors will be elected to hold office for a term of one year or until their successors are elected and qualified. On May 14, 2001, the board of directors increased the size of the board from eight to ten members, so there are currently two vacancies on the board. The following persons have been nominated to serve as directors: Wesley L. Bowden, Harry I. Brown, Jr., Harry I. Brown, Sr., Jerry L. Fielding, Charles M. Reeves, Jr., Steven E. Sprayberry, Raymond C. Styres, Steven R. Townson, Barry
D. Vaughn and Christopher N. Zodrow. Although the board of directors anticipates that the nominees will be available to serve as our directors, if any nominee should be unable or unwilling to accept nomination or election as a director, the proxies may be voted with discretionary authority for a substitute designated by the board of directors.

  Director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting. Information about the individuals nominated as directors is provided below:

                            Director  Principal Occupation for Past 5 Years and
 Name of Director       Age  Since         Present Position with Frontier
 ----------------       --- -------- ------------------------------------------
 Wesley L. Bowden        65   1998   Bowden Oil Company, Inc.-- Chairman,
                                     President & CEO, January 1967 to present.
                                     Director
 Harry I. Brown, Jr.     54   1998   Frontier--Chairman, August 1998 to
                                     present; President & CEO, August 1998 to
                                     May 1999. First National Sylacauga
                                     Corporation--President & CEO, February
                                     1998 to August 1998; President & COO,
                                     February 1992 to August 1998
 Harry I. Brown, Sr.     80   1998   First National--Chairman, 1966 to present;
                                     CEO, 1966 to February 1998. First National
                                     Sylacauga Corporation--Chairman, November
                                     1984 to August 1998; CEO, November 1984 to
                                     February, 1998. Director
 Jerry L. Fielding       54    N/A   Presiding Judge for Twenty-Ninth Judicial
                                     District, Circuit Court of Talladega
                                     County, Alabama, 1983 to present. Director
                                     Nominee
 Charles M. Reeves, Jr.  77   1997   Valley National--Chairman, August 1998 to
                                     present. Valley National Corporation--
                                     Chairman, February 1997 to August 1998.
                                     Peach State Furniture, Inc., formerly
                                     known as Skinner--Vice-Chairman until
                                     August 1998. Director
 Steven E. Sprayberry    49   1998   Frontier Financial Services, Inc.,
                                     formerly known as Frontier Agency, Inc.
                                     /dba/ Wright & Sprayberry Insurance--
                                     President & CEO, November 1998 to present;
                                     Wright-Sprayberry, Inc.--co-owner until
                                     November 1998. Director

                           Director  Principal Occupation for Past 5 Years and
 Name of Director      Age  Since          Present Position with Frontier
 ----------------      --- -------- -------------------------------------------
 Raymond C. Styres      63   1998   Reiter Corporation--Regional Sales Manager,
                                    January 1993 to present. Director
 Steven R. Townson      43   1997   Frontier--Vice Chairman, President & CEO,
                                    May 1998 to present; Vice
                                    Chairman/President & COO, August 1998 to
                                    May 1999. Valley National Corporation--
                                    President & CEO, February 1997 to August
                                    1998. First National--President/CEO, May
                                    1999 to present. Valley National--President
                                    & CEO, August 1996 to present. BancAlabama,
                                    Inc. and BankAlabama--President & COO, and
                                    President & CEO, respectively, June 1995 to
                                    August 1996
 Barry D. Vaughn        50    N/A   Principal of the Law Firm of Proctor and
                                    Vaughn since 1975. Director Nominee
 Christopher N. Zodrow  54   1998   West Point Stevens, Inc.--Vice president,
                                    Secretary and Assistant General Counsel,
                                    1995 to present. Director

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

  The board of directors currently consists of Messrs. Bowden, Brown, Jr., Brown, Sr., Reeves, Jr., Sprayberry, Styres, Townson and Zodrow. Messrs. Fielding and Vaughn have been nominated to fill the two vacancies on the board. Mr. Reeves and Mr. Townson were charter members of the board of Valley National Corporation which was organized in 1997. Upon Valley National Corporation's merger with First National Sylacauga Corporation in 1998, the other directors became part of the board of Valley National Corporation, which was renamed Frontier National Corporation. Harry I. Brown, Sr. is the father of Harry I. Brown, Jr. There are no other family relationships among the members of our board of directors. None of our directors is a director of any other company that has a class of securities registered under the Securities Exchange Act of 1934.

  Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person's successor is chosen and qualified or until such person's death, resignation, or removal.

 Executive Officers   Age         Principal Occupation for Past 5 Years
 ------------------   ---  ---------------------------------------------------
 Benjamin B. McMillan  35   Frontier National Corporation--Vice President and
                            Senior Credit, May 2000 to present. Frontier
                            National Bank--Executive Vice President, March
                            1999 to present. Union Planters Bank, N.A.,
                            Decatur, AL: Area Lending Office, August 1996 to
                            February, 1999. First Bank of the Villages, Lady
                            Lake, Florida--Senior Lending Officer, May 1995 to
                            August 1996.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

  Pursuant to Alabama law, our business, property and affairs are managed under the direction of our board of directors. The board of directors has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the board of directors keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2000 Board Meetings

  During 2000 our board of directors held 12 meetings. All directors attended 100% of the meetings held by Frontier during 2000.

Board Committees

  The Board has an audit committee and a compensation committee.

  . The audit committee, consisting of Messrs. Reeves, Jr., Styres and Zodrow, is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The audit committee met four times during 2000.

  . The compensation committee is composed of Messrs. Brown, Sr., Reeves, Jr., Styres and Zodrow. The compensation committee establishes salary and compensation guidelines for our employees and sets executive compensation. The compensation committee met three times during 2000.

Director Compensation

  Each director received a fee of $1,000 for each board meeting he attended during 2000 and $250 for each committee meeting he attended.

-------------------------------------------------------------------------------
  PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE &
        MORGAN, P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS
                               FOR FISCAL 2001.
-------------------------------------------------------------------------------

  The board of directors has confirmed the appointment by the audit committee of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal 2001. Schauer, Taylor, Cox, Vise & Morgan, P.C. served as independent accountants and auditors of Frontier since 1998. Representatives of the firm will be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal year 2001.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE & MORGAN, P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2001.

      CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS, AND LEGAL PROCEEDINGS

  Certain directors and executive officers of Frontier, and certain associates and members of the immediate family of these individuals, were customers of, and had loan transactions with, Frontier and its subsidiaries in the ordinary course of business during 2000. In our opinion, all such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions of other persons and corporations and did not involve more than the normal risk of collectability or present other unfavorable features. Transactions of a similar nature will, in all probability, occur in the future in the ordinary course of business.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission, as well as to furnish us with a copy of such report. Additionally, SEC regulations require us to identify in our proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2000, to our knowledge, all directors and/or executive officers of Frontier made timely filings of all required forms.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                        CHANGE IN CONTROL ARRANGEMENTS

  Harry I. Brown, Jr. and Steven R. Townson entered into employment agreements with Frontier after the merger of First National Sylacauga Corporation and Valley National Corporation. Mr. Brown's current agreement is for him to serve as Chairman of our board of directors. Mr. Townson's agreement is for him to serve as Vice-Chairman of the Board, President, and Chief Executive Officer of Frontier and President and Chief Executive Officer of both banks. Mr. Brown's current annual salary is $131,000 while Mr. Townson's salary is $170,000. Both agreements are for five (5) years, and are automatically extended each year by one (1) additional year unless one hundred twenty (120) days prior to each year-end our board of directors gives notice that the agreement will not be extended. Upon a "change of control" as defined in the agreements, in addition to any remaining payments due under the agreements, Mr. Brown and Mr. Townson may be eligible for an additional payment equal to the present value of 2.99 times their average annual compensation payable under the agreement for the most recent five (5) taxable years ending before the "change of control."

  Finally, as additional compensation at the time of the merger in 1998, both Mr. Brown and Mr. Townson received options to purchase 75,000 shares of Class A Common Stock at $6.67 per share for a period of ten (10) years. Mr. Brown exercised 15,000 of his options in 1998.

  In addition, Mr. Brown and Mr. Townson have salary continuation agreements which provide for certain payments upon death or retirement. The board of directors have decided to reduce the amounts payable under these plans. Both agreements include vesting schedules that provide payment of the benefit amount upon the officer's retirement if the officer remains employed until he is fully vested. With regard to Mr. Brown, the new agreement will provide for 15 annual payments of up to $175,000 upon retirement. With regard to Mr. Townson, the new agreement will provide for 15 annual payments of up to $275,000 upon retirement.

                       SUMMARY OF EXECUTIVE COMPENSATION

  The following table sets forth the total amount of compensation paid by Frontier to or for the account of Harry I. Brown, Jr., our Chairman, and Steven R. Townson, our President and CEO, for the fiscal years ended December 31, 2000, 1999 and 1998 (no other executive officers of Frontier received annual compensation in excess of $100,000):

                                                                              Long-term
                                           Annual Compensation              Compensation
                                  ------------------------------------- ---------------------
                                                         Other Annual   Securities Underlying  All Other
Name and Principal Position  Year Salary ($) Bonus ($) Compensation ($)   Option Awards (#)   Compensation
---------------------------  ---- ---------- --------- ---------------- --------------------- ------------
Harry L. Brown, Jr.......    2000  131,273         0         3,933(1)           7,000            35,367(2)
 Chairman of the Board       1999  135,037         0        11,033(1)               0            16,500(2)
                             1998  125,000         0             0             75,000             5,250(4)
Steven R. Townson........    2000  161,605    10,000             0             20,000            36,486(2)
 Vice-Chairman, President    1999  133,577    10,000             0                  0            15,825(2)
 & CEO                       1998  125,000         0         7,200(3)          75,000             5,650(4)

--------
(1)  Automobile allowance and club dues
(2)  Director fees and KSOP contribution
(3)  Automobile allowance
(4)  Director fees

                      OPTIONS GRANTED IN LAST FISCAL YEAR

  The following table provides information regarding options granted to our named executive officers in 2000:

                                     Individual Grants
                         -----------------------------------------
                                                                                     Potential Realized Value
                         Number of                                                    At Assumed Annual Rates
                         Securities                                                       Of Stock Price
                         Underlying  Percent of Total                                 Appreciation For Option
                          Options   Options Granted To Exercise of                             Term
                          Granted      Employees in    Base Price                    -------------------------
Name                        (#)       Fiscal Year(%)     ($/Sh)     Expiration Date     5%($)        10%($)
----                     ---------- ------------------ ----------- ----------------- ------------ ------------
Harry L. Brown, Jr......    3,500          2.33          $10.13    April 17, 2010          42,922      108,733
                            3,500                        $ 9.38    November 16, 2010
Steven R. Townson.......   10,000          6.64          $10.13    April 17, 2010    122,633           310,509
                           10,000                        $ 9.38    November 16, 2010

                      AGGREGATE OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  Although no options were exercised during 2000, the following table provides the number of securities underlying unexercised options at fiscal year end and their values for our named executive officers:

                                                               Number Of Securities
                                                              Underlying Unexercised     Value Of Unexercised
                                                                 Options At Fiscal       In-The-Money Options
                                                                    Year-End(#)         At Fiscal Year-End ($)
                                                             ------------------------- -------------------------
                           Number of Shares   Value Realized
          Name           Acquired On Exercise Upon Exercise  Exercisable Unexercisable Exercisable Unexercisable
          ----           -------------------- -------------- ----------- ------------- ----------- -------------
Harry I. Brown, Jr......           0                 0         60,000        2,800     349,800(1)     6,636(2)
                                                                  700        3,500      61,659(2)    10,920(3)
Steven R. Townson.......           0                 0         75,000        8,000     437,250(1)    18,960(2)
                                                                2,000       10,000       4,740(2)    31,200(3)

--------
(1) Based on the closing price of our common stock on December 31, 2000 of $12.50 per share and an exercise price of $6.67 per share.
(2) Based on the closing price of our common stock on December 31, 2000 of $12.50 per share and an exercise price of $10.13 per share.
(3) Based on the closing price of our common stock on December 31, 2000 of $12.50 per share and an exercise price of $9.38 per share.

                     REPORT OF THE COMPENSATION COMMITTEE

  The compensation committee met three times during 2000 to determine executive officers' salaries. Based on Mr. Townson's responsibilities at both banks and the holding company his salary was raised $12,000 to $170,000 and Mr. Townson was granted options to purchase shares under Frontier's statutory/non-statutory stock option plan. Mr. Brown, Jr.'s salary was $131,000 and Mr. Brown, Jr. was granted options to purchase shares under Frontier's statutory/non-statutory stock option plan. The compensation committee does not use any formal policy or standard in making its decisions on compensation.

                                                         Compensation Committee

                                                            Harry I. Brown, Sr.
                                                         Charles M. Reeves, Jr.
                                                              Raymond C. Styres
                                                          Christopher N. Zodrow

               COMPENSATION INTERLOCK AND INSIDER PARTICIPATION

  The compensation committee consists of Messrs. Brown, Sr., Reeves, Jr., Styres and Zodrow. No member of the compensation committee is a current officer or employee of Frontier. Mr. Brown, Sr. is Chairman of First National and is the father of Mr. Brown Jr., who is Chairman of Frontier. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or compensation committee.

                        COMMON STOCK PERFORMANCE GRAPH

  The following graph shows the cumulative return since our common stock began trading on the NASD's Over-the-Counter Bulletin Board in October 1998 as compared to The Nasdaq National Market (US Companies) and Nasdaq Bank Stocks:

LOGO OF RETURN TO STOCKHOLDERS
                              Total Return Analysis

                                              10/6/98 12/31/98 12/31/99 12/31/00
                                              ------- -------- -------- --------
      Frontier National...................... $100.00 $ 95.65  $104.35  $ 81.52
      Nasdaq Banks........................... $100.00 $115.55  $108.85  $124.82
      Nasdaq Composite....................... $100.00 $145.26  $270.36  $164.14

     Source: Carl Thompson Associates www.ctaonline.com (800) 959-
           9677. Data from BRIDGE Information Systems, Inc.

                            PRINCIPAL SHAREHOLDERS

  The following table reflects the number of shares of our common stock beneficially owned by (1) each of our directors and nominees for director, (2) certain executive officers who are not directors, (3) all persons who beneficially own 5% or more of our common stock, and (4) our directors, nominees, and executive officers as a group as of May 7, 2001. There has been no change in control of Frontier since the beginning of 2000 and we are not aware of any arrangement, the operation of which would at a subsequent date result in a change in control.

                                                              Percent of Total
                                      Amount and Nature of      Common Stock
Name of Beneficial Owner(1)        Beneficial Ownership(#)(2) Outstanding(%)(3)
---------------------------        -------------------------- -----------------
Wesley L. Bowden, Director.......             26,069(4)                 *
Harry I. Brown, Jr., Director and
 Executive Officer...............             97,366(5)              2.74
Harry I. Brown, Sr., Director....            315,285(6)              9.00
Jerry L. Fielding, Director
 Nominee.........................              2,000(7)                 *
Benjamin B. McMillan, Executive
 Officer.........................             16,775(8)                 *
Charles M. Reeves, Jr.,
 Director........................            990,836(9)             28.29
Steven E. Sprayberry, Director...             21,701(10)                *
Raymond C. Styres, Director......             13,164(11)                *
Steven R. Townson, Director and
 Executive Officer...............            148,048(12)             4.14
Barry D. Vaughn, Director
 Nominee.........................             10,384(13)                *
Christopher N. Zodrow, Director..             25,480(14)                *
Directors/Nominees and Executive
 Officers as a Group
 (11 Persons)....................          1,667,108                45.48

--------
 *  Represents less than one percent.
 1. The address of each of the following shareholders is c/o Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.
 2. The number of shares of common stock reflected are shares that, under applicable regulations of the Securities and Exchange Commission, are deemed to be beneficially owned. Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares to which that person has the right to acquire beneficial ownership within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options that are not deemed outstanding for computing the percentage of class for any other person. The total number of shares beneficially owned is divided, where applicable, into two categories: shares as to which voting/investment power is held solely, and shares as to which voting/investment power is shared.
 3. Based upon 3,497,497 shares of common stock issued and outstanding as of May 7, 2000.
 4. Includes 1,500 shares held by Mr. Bowden as custodian for his grandchildren over which Mr. Bowden has sole voting and dispositive power and non-qualified stock options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan.
 5. Includes 1,665 shares held by Mr. Brown as custodian for his son, 11,000 shares held by The Harry Brown Foundation, Inc., over which Mr. Brown has sole voting and dispositive power, incentive stock options to purchase 60,700 shares under Frontier's statutory/non-statutory stock option plan, and 2,851 vested shares held in the Frontier KSOP plan.
 6. Includes non-qualified stock options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan; Mr. Brown's shares are held by Harry I. Brown, Sr. Family, LLC, in which Mr. Brown has sole voting and dispostitive power.
 7. Consists of non-qualified stock options to purchase 2,000 shares under Frontier's statutory/non-statutory stock option plan.

 8. Includes 10,000 shares held by the Benjamin B. McMillan Living Trust, in which Mr. McMillan has sole and dispositive power, 5,422 shares owned jointly by Mr. McMillan and his wife under a dividend reinvestment plan held by Sterne, Agee & Leach, Inc., 653 vested shares held in the Frontier KSOP Plan and a qualified stock option to purchase 700 shares under Frontier's statutory/non-statutory stock option plan.
 9. Includes 845,854 shares controlled through the CM/FS Reeves Investments, LP, 7l,933 shares owned by Mr. Reeves' stepchildren and non-statutory options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan. Mr. Reeves' shares are, subject to regulatory approval, subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP, dated August 1998, which requires Mr. Townson and the LP to vote their shares together.
10. These shares do not include 18,501 shares owned by Mr. Sprayberry's wife over which Mr. Sprayberry has no voting or investment power and as to which he disclaims beneficial ownership. Includes 2,754 vested shares held in the Frontier KSOP Plan and incentive stock options to purchase 700 shares under Frontier's statutory/non-statutory stock option plan.
11. Includes non-statutory stock options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan.
12. All of Mr. Townson's shares are, subject to regulatory approval, subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP dated August 1998, which require Mr. Townson and the LP to vote their shares together. This total also includes options to purchase 77,000 shares which are also subject to the voting agreement and 2,463 vested shares held in the Frontier KSOP plan.
13. Includes non-statutory stock options to purchase 2,000 shares under Frontier's statutory/non-statutory stock option plan.
14. Includes 3,480 shares owned by Mr. Zodrow's wife, 1,922 shares owned by Mr. Zodrow's children and a non-statutory stock option to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan.

                            AUDIT COMMITTEE REPORT

  The Audit Committee consists of Messrs. Reeves, Jr., Styres and Zodrow. During 2000 the Audit Committee held four meetings. Each member meets the independence standards required by the New York Stock Exchange. The Committee operates in accordance with its written charter, which was adopted by the Board of Directors. A copy of the Audit Committee charter appears as Appendix A to this proxy statement.

  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

  The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                          Audit Committee

                                          Charles M. Reeves, Jr., Chairman
                                          Raymond C. Styres
                                          Christopher N. Zodrow

                                  AUDIT FEES

  For services rendered in 2000 by Schauer, Taylor, Cox, Vise & Morgan, P.C., our principal independent auditors, we incurred the following fees:

  . Audit Fees (for the audit of the 2000 financial statements and review of our quarterly financial statements): $96,540.

  .  Financial Information Systems Design and Implementation Fees: $ -0-.

  . All Other Fees (consisting primarily of tax services and general consultancy): $144,405.

                                 OTHER MATTERS

  The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ C. Randal Johnson

                                          C. Randal Johnson, Secretary
Sylacauga, Alabama
May 18, 2001

                                                                     APPENDIX A

                         FRONTIER NATIONAL CORPORATION

                            AUDIT COMMITTEE CHARTER

  The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Frontier National Corporation (the "Company") to assist the Board by conferring with the Company's external independent auditors and legal advisors, and Company management, in monitoring (1) the integrity of the Company's financial statements; (2) the compliance by the Company with legal and regulatory requirements, including those of the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc. including, without limitation, The Nasdaq Over-the-Counter Bulletin Board or other applicable Nasdaq market ("Nasdaq"), or such other securities exchange and markets upon which the Company's common stock or other securities may be listed for trading or traded; and (3) the independence and performance of the Company's external independent auditors and internal auditors, if any.

  The members of the Committee shall meet the independence, experience and other applicable requirements of the SEC and Nasdaq. The members of the Committee shall be appointed by the Board.

  The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

  The Committee shall make regular reports to the Board and any members of the Company's management as the Board may deem advisable.

  The Committee shall:

  Composition

  1. The Audit Committee shall be comprised of three or more Independent Directors, (as defined in Rule 4200 of the Rules of the Nasdaq Stock Market, Inc.) who are not officers or employees of the Company and each of whom is free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

  2. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet income statement and cash flow statement. Additionally, the Audit Committee shall have at least one member with past employment experience in finance or accounting, a professional certification in accounting or comparable experience or background which results in the individual's financial sophistication.

  3. The members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the Committee.

  Charter

  4. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; provided that the Committee may recommend proposed changes to this Charter at any time, whether in response to changes in the rules and regulations of the SEC, Nasdaq, or any other regulatory or self-regulatory authorities (the "Authorities").

     In addition, the Committee shall ensure that a copy of the Charter is included in the Company's Proxy Statement for its Annual Meeting of Shareholders (the "Proxy") at least every three years, and otherwise as frequently as required by the Authorities.

  Integrity

  5. Meet at least annually with the chief financial officer, the internal auditors, if any, and the independent auditors in separate executive sessions.

  6. Meet with the independent auditors prior to the annual audit to review the planning and staffing of the audit.

  7. Discuss the annual audited financial statements with management and the Company's independent auditors. Review an analysis prepared by management and the Company's independent auditors of material financial issues and judgments made in connection with the preparation of the audited financial statements, along with accounting and auditing principles and practices, as well as the adequacy of internal controls that could materially affect the Company's financial statements.

     In addition, pursuant to the rules and regulation of the SEC, the Committee shall, on an annual basis:

    (a) Decide whether to recommend the financial statements for inclusion in the Company's Annual Report on Form 10-K; and

    (b) Inform the Board of the Committee's decision in this regard, in satisfaction of the SEC's requirement that such recommendation, or lack thereof, be disclosed by the Company in the Proxy.

  8. Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include:

    (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    (b) Any changes required in the planned scope of the internal audit, if any.

    (c) The responsibilities, budget and staffing of the internal auditors, if any.

  9. Review with the independent auditors the significant reports to management prepared by the internal auditors, if any, and management's responses.

  10. Discuss any major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, internal auditors, if any, or management.

  11. Review with management and the independent auditors, the Company's quarterly financial statements prior to the filing of its Form 10-Q.

  12. Meet periodically with management to review the Company's major financial risk exposures, which shall have been identified by the Company's management, and the steps management has taken to monitor and control such exposures.

  13. Review with the independent auditors the appointment and replacement of the internal auditors, if any.

  Compliance

  14. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  15. Obtain reports from management, the Company's internal auditors, if any, and the independent auditors that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and any code of conduct established by the Company.

  16. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"), as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit.

      In addition, the Committee shall inform the Board, or the management of the Company, of the outcome of such discussions to enable the Company to disclose in the Proxy the audit's compliance, or lack thereof, with SAS 61.

  17. Prepare the report required by the rules and regulations of the Authorities, which shall be included in the Company's annual meeting proxy statement.

  18. Review with outside legal counsel, the Company's policies and procedures regarding compliance with applicable laws and regulations and report to the Board the effect thereof on any Company Code of Conduct.

  19. Review with the Company's outside legal counsel and its internal lawyers legal matters that may have a material effect on the financial statements, the Company's compliance policies and any material reports or inquiries received from the Authorities.

  Independent Auditors

  20. Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Committee and the Board.

  21. Approve the fees to be paid to the independent auditors.

  22. Receive periodic reports from the independent auditors regarding the auditors' independence consistent with Independence Standards Board Standard 1 and any applicable requirements of the Authorities, discuss such reports with the auditor, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

      In addition, the Committee shall inform the Board, or the management of the Company, of the outcome of its review of the independence of the auditors to enable the Company, in accordance with SEC rules, to disclose such independence, or lack thereof, in the Proxy.

  23. Evaluate, together with the Board, the performance of the independent auditors and, if so determined by the Committee, recommend that the Board replace the independent auditor.

  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. As stated in The New York Stock Exchange, Inc.'s "Guiding Principles for Audit Committees Best Practices":

  "In its oversight capacity, the audit committee is neither intended nor equipped to guarantee with certainty to the full board and shareholders the accuracy of a company's financial statements and accounting practices. Proper financial reporting, accounting and audit functions are collaborative efforts conducted by full-time professionals dedicated to these purposes."

  This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and codes of conduct established by the Company. Further, the Committee may rely upon the reports of legal counsel, accountants and other experts, as well as members of the Company's management.

  This Charter is not intended to, and shall not, alter the standards of conduct set forth in the Alabama Business Corporation Act, Section 10-2B-8.30 or for directors, including those directors who serve as Committee members. Members of the Committee shall have the benefits of all safe harbors and protections from liabilities provided by the Authorities, or otherwise with respect to their service on the Committee.

  Further, nothing herein is intended to or shall limit the responsibilities, duties and liabilities of the independent auditors to the Company, the Board and the Committee.

                                     PROXY
                         Frontier National Corporation
                               43 North Broadway
                            Sylacauga, Alabama 35150
                                 (256) 249-0341
                         ANNUAL MEETING OF SHAREHOLDERS
                                 June 11, 2001

(1) As to the election of the board of directors listed in the Proxy Statement delivered in connection with the Annual Meeting:
    [_] FOR all nominees      [_] WITHHOLD AUTHORITY to vote for all nominees
    listed below                  listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
Wesley L. Bowden, Harry I. Brown, Jr., Harry I. Brown, Sr., Jerry L. Fielding, Charles M. Reeves, Jr., Steven E. Sprayberry, Raymond C. Styres, Steven R. Townson, Barry D. Vaughn, Christopher N. Zodrow

(2) As to the ratification of the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal 2001.
    [_] FOR                       [_] AGAINST                 [_] ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                           (continued on other side)

PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.

The undersigned hereby appoints Harry I. Brown, Jr. or Steven R. Townson as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Frontier National Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the B. B. Comer Memorial Library, 314 North Broadway, Sylacauga, Alabama 35150, on Monday, June 11, 2001, at 3:00 p.m. Central Daylight Time, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1, 2, and 3.

                                                Date:
                                                     --------------------------

                                                -------------------------------
                                                Signature of Shareholder(s)
                                                Date:
                                                     --------------------------

                                                -------------------------------
                                                Signature of Shareholder(s)

PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.